UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2015

STOCK BUILDING SUPPLY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36050 (Commission File Number)	26-4687975 (IRS Employer Identification No.)
8020 Arco Corporate Drive, Suite 400
Raleigh, North Carolina 27617
(Address of principal executive offices) (Zip Code)
(919) 431-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.
The following are the final voting results on each matter submitted to the stockholders of Stock Building Supply Holdings, Inc. (the “Company”) at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 28, 2015. The proposals below are described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on April 30, 2015. The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 26,176,222.

a.	The following directors were elected as Class II directors for terms expiring at the Company’s Annual Meeting in 2018:

	Voted “For”	Voted “Withhold”	Broker Non-Votes
Andrew Freedman	22,454,092	827,421	1,414,067
Barry J. Goldstein	22,752,114	529,399	1,414,067

b.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified:

Shares Voted for Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
24,668,928	26,652	—	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2015

STOCK BUILDING SUPPLY HOLDINGS, INC.

By:	/s/ C. Lowell Ball
Name:	C. Lowell Ball
Title:	Senior Vice President, General Counsel and Corporate Secretary